Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 13, 2023

THE COLUMN GROUP III, LP		THE COLUMN GROUP III GP, LP

By:	The Column Group III GP, LP

By:	/s/ James Evangelista, Attorney in Fact	By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista	Name:	James Evangelista
Title:	Attorney in Fact	Title:	Attorney in Fact

PONOI CAPITAL, LP		PONOI MANAGEMENT, LLC

By:	Ponoi Management, LLC

By:	/s/ James Evangelista, Attorney in Fact	By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista	Name:	James Evangelista
Title:	Attorney in Fact	Title:	Attorney in Fact

PONOI CAPITAL II, LP		PONOI II MANAGEMENT, LLC

By:	Ponoi II Management, LLC

By:	/s/ James Evangelista, Attorney in Fact	By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista	Name:	James Evangelista
Title:	Attorney in Fact	Title:	Attorney in Fact

THE COLUMN GROUP III-A, LP		THE COLUMN GROUP, LLC

By:	The Column Group III GP, LP

By:	/s/ James Evangelista, Attorney in Fact	By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista	Name:	James Evangelista
Title:	Attorney in Fact	Title:	Attorney in Fact

THE COLUMN GROUP IV, LP		THE COLUMN GROUP IV-A, LP

By:	The Column Group IV GP, LP	By:	The Column Group IV GP, LP

By:	/s/ James Evangelista, Attorney in Fact	By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista	Name:	James Evangelista
Title:	Attorney in Fact	Title:	Attorney in Fact

THE COLUMN GROUP IV GP, LP

By:	/s/ James Evangelista, Attorney in Fact
Name:	James Evangelista
Title:	Attorney in Fact